Other investments	12 Months Ended
Mar. 31, 2021
Other investments
Other investments

 13. Other investments

The Group holds a number of other listed and unlisted investments, mainly comprising managed funds, deposits and government bonds.

Accounting policies

Other investments comprising debt and equity instruments are recognised and derecognised on a trade date where a purchase or sale of an investment is under a contract whose terms require delivery of the investment within the timeframe established by the market concerned, and are initially measured at fair value, including transaction costs.

Debt securities that are held for collection of contractual cash flows where those cash flows represent solely payments of principal and interest are measured at amortised cost using the effective interest method, less any impairment. Debt securities that do not meet the criteria for amortised cost are measured at fair value through profit and loss.

Equity securities are classified and measured at fair value through other comprehensive income, there is no subsequent reclassification of fair value gains and losses to profit or loss following derecognition of the investment.

	2021	2020
	€m	€m
Included within non-current assets:
Equity securities[1]	128	77
Debt securities[2]	797	715
	925	792

Debt securities include €0.8 billion (2020: €0.7 billion) of loan notes issued by VodafoneZiggo Holding B.V.

Current other investments comprise the following:

	2021	2020
	€m	€m
Included within current assets:
Short-term investments:
Bonds and debt securities[3,4]	1,053	1,681
Managed investment funds[1]	2,954	2,451
	4,007	4,132
Collateral assets[4]	3,107	1,115
Other investments[5]	2,045	1,842
	9,159	7,089

Notes:

1Items are measured at fair value and the valuation basis is level 2 classification, which comprises items where fair value is determined from inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly.

2Items are measured at amortised cost and the carrying amount approximates fair value.

3Items are measured at fair value and the valuation basis is level 1 classification, which comprises financial instruments where fair value is determined by unadjusted quoted prices in active markets for identical assets or liabilities.

4Collateral assets are measured at amortised cost and were previously presented as part of short-term investments within bonds and debt securities.

5€1,057 million (2020: €1,017 million) is measured at fair value and the valuation basis is level 1. The remaining items are measured at amortised cost and the carrying amount approximates fair value.

The Group invests surplus cash positions across a portfolio of short-term investments to manage liquidity and credit risk whilst achieving suitable returns. Collateral arrangements on derivative financial instruments result in cash being paid/(held), repayable when the derivatives are settled. These assets do not meet the definition of cash and cash equivalents but are included in the Group’s net debt based on their liquidity.

Bonds and debt securities includes €nil (2020: €194 million) of highly liquid Japanese; €499 million (2020: €nil) German and €554 million (2020: €nil) French government securities; €nil (2020: €1,016 million) of German government backed securities and €nil (2020: €471 million) of UK government bonds.

Managed investment funds of €2,954 million (2020: €2,451 million) are in funds with liquidity of up to 90 days.

Collateral assets of €3,107 million (2020: €1,115 million) represents collateral paid on derivative financial instruments.

Other investments are excluded from net debt based on their liquidity and primarily consist of restricted debt securities including amounts held in qualifying assets by Group insurance companies to meet regulatory requirements.